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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549




                                   FORM 8-K

                                Current Report




                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                              September 26, 1997
                       (Date of earliest event reported)


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                           GOLDEN STATE BANCORP INC.
            (Exact name of registrant as specified in its charter)


                                   333-28037
                           (Commission File Number)




              Delaware                               95-4642135
   (State or other jurisdiction                   (I.R.S. Employer
          of incorporation)                     Identification Number)


414 North Central Avenue, Glendale, California           91203
    (Address of principal executive office)            (Zip Code)


              Registrant's telephone number, including area code
                                (818) 500-2000

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Item 5. Other Events

        Golden State Bancorp Inc.("Golden State") has no significant assets or business other than its ownership of Glendale Federal Bank, Federal Savings Bank (the "Bank"). On September 26, 1997, the Bank filed with the Office of Thrift Supervision its June 30, 1997 Annual Report on Form 10-K. Golden State, the holding company of the Bank, did not file an Annual Report on Form 10-K with the Securities Exchange Commission for the year ended June 30, 1997 because the holding company formation transaction was completed on July 24, 1997, after the end of the Bank's fiscal year.


Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

        (c)  Exhibits

             99A.  September 30, 1997 Consent of Independent Auditors

             99B. June 30, 1997 Glendale Federal Bank Annual Report on Form 10-K (with Exhibits)

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           Golden State Bancorp Inc.
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                                                 (Registrant)


Date:    September 30, 1997        By: /s/ John E. Haynes
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                                        John E. Haynes
                                        Chief Financial Officer